NEWS RELEASE

DT Midstream Reports Strong Second Quarter 2022 Results; Announces Next Phase Haynesville Expansion

•	Announces Phase 2 expansion of Haynesville system
•	Reaffirms 2022 adjusted EBITDA guidance of $770 to $810 million
•	Reaffirms 2023 adjusted EBITDA early outlook of $810 to $850 million
•	Declares quarterly dividend of $0.64 per share

DETROIT, August 3, 2022 – DT Midstream, Inc. (NYSE: DTM) today announced second quarter 2022 reported net income of $91 million, or $0.93 per diluted share. For the second quarter of 2022, operating earnings were $79 million, or $0.80 per diluted share. Adjusted EBITDA for the quarter was $205 million.

Reconciliations of operating earnings and adjusted EBITDA (non-GAAP measures) to reported net income are included at the end of this news release.

The company also announced that the DT Midstream Board of Directors declared a $0.64 per share dividend on its common stock payable October 15, 2022 to shareholders of record at the close of business September 19, 2022.

“We continue our strong start in 2022,” said David Slater, President and CEO. “Our team continues to advance new growth investment opportunities, including today’s announcement of a new expansion in the Haynesville.”

Slater noted the following accomplishments:

•	Reached final investment decision on the Phase 2 expansion of the LEAP system, which will expand the system to 1.7 Bcf/d by Q1 2024
•	Awarded midstream customer service quality award by MASTIO, ranking number one in a study of 63 midstream companies
•	Published inaugural corporate sustainability report detailing the company’s progress on its ESG journey

“Our second quarter financial results give us high confidence in meeting our financial goals,” said Jeff Jewell, Executive Vice President and CFO. “Halfway through the year, we are tracking ahead of our 2022 plan and our continued commercial success has us in a great position to achieve our goals in 2023 and beyond.”

The company has scheduled a conference call to discuss results for 9 a.m. ET (8 a.m. CT) today. Investors, the news media and the public may listen to a live internet broadcast of the call at this link. The participant toll-free telephone dial-in number in the U.S. and Canada is 888.330.2022, and the toll number is 646.960.0690; the passcode is 8347152. International access numbers are available here.

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About DT Midstream

DT Midstream (NYSE: DTM) is an owner, operator and developer of natural gas interstate and intrastate pipelines, storage and gathering systems, compression, treatment and surface facilities. The Company transports clean natural gas for utilities, power plants, marketers, large industrial customers and energy producers across the Southern, Northeastern and Midwestern United States and Canada. The Detroit-based company offers a comprehensive, wellhead-to-market array of services, including natural gas transportation, storage and gathering. DT Midstream is transitioning towards net zero greenhouse gas emissions by 2050, including a plan of achieving 30% of its carbon emissions reduction in the next decade. For more information, please visit the DT Midstream website at www.dtmidstream.com.

Why DT Midstream Uses Operating Earnings and Adjusted EBITDA

Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DT Midstream management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses operating earnings to measure performance against budget and to report to the Board of Directors.

Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, and loss from financing activities, further adjusted to include the proportional share of net income from equity method investees (excluding taxes, depreciation and amortization), and to exclude certain items the company considers non-routine. DT Midstream believes Adjusted EBITDA is useful to the company and external users of DT Midstream’s financial statements in understanding operating results and the ongoing performance of the underlying business because it allows management and investors to have a better understanding of actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in the midstream industry to evaluate a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. DT Midstream uses Adjusted EBITDA to assess the company’s performance by reportable segment and as a basis for strategic planning and forecasting.

In this release, DT Midstream provides 2022 and 2023 Adjusted EBITDA guidance. The reconciliation of net income to Adjusted EBITDA as projected for full-year 2022 and 2023 is not provided. DT Midstream does not forecast net income as it cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divestiture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, DT Midstream is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, DT Midstream is not able to provide a corresponding GAAP equivalent for Adjusted EBITDA.

Forward Looking Statements

This release contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us.

Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident” and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements.

Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: changes in general economic conditions; competitive conditions in our industry; global supply chain disruptions; actions taken by third-party operators, processors, transporters and gatherers; changes in expected production from Southwestern Energy Company and/or its affiliates, Antero Resources Corporation and/or its affiliates and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; competition from the same and alternative energy sources; our ability to successfully implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to complete acquisitions; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities and indentures; energy efficiency and technology trends; changing laws regarding cyber security and data privacy and any cyber security threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to climate change and greenhouse gas emissions; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, including the COVID-19 pandemic and the economic effects of the pandemic; the ongoing conflict between Russia and Ukraine, including resulting commodity price volatility and risk of cyber-based attacks; increases in interest rates; the impact of inflation on our business; labor relations and markets, including the ability to attract, hire and retain key employee and contract personnel; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; intent to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; the effects of existing and future laws and governmental regulations; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the suspension, reduction or termination of our customers’ obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; the qualification of the spin-off of DT Midstream from DTE Energy (“the Spin-Off”) as a tax-free distribution; the allocation of tax attributes from DTE Energy in accordance with the agreement that governs the respective rights, responsibilities and obligations of DTE Energy and DT Midstream after the Spin-Off with respect to all tax matters; our ability to achieve the benefits that we expect to achieve as an independent publicly traded company; and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021 and our reports and registration statements filed from time to time with the SEC.

The above list of factors is not exhaustive. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled “Risk Factors” in our Annual Report for the year ended December 31, 2021, filed with the SEC on Form 10-K and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put undue reliance on any forward-looking statements.

Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Investor Relations

Todd Lohrmann, DT Midstream, 313.774.2424
investor_relations@dtmidstream.com

DT Midstream, Inc.

Reconciliation of Reported to Operating Earnings (non-GAAP)

	Three Months Ended
	June 30,					March 31,
	2022					2022
	Reported Earnings	Pre-tax Adjustments		Income Taxes (1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes	Operating Earnings
	(millions)
Gain on sale		$ (17)	A	$5			$—	$—
Net Income Attributable to DT Midstream	$91	$(17)		$5	$79	$81	$—	$—	$81

	Six Months Ended
	June 30,					June 30,
	2022					2021
	Reported Earnings	Pre-tax Adjustments		Income Taxes (1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes (1)	Operating Earnings
	(millions)
Gain on sale		$ (17)	A	$5			$—		$—
Transaction costs		—		—			19	B	(5)
Loss on note receivable		—		—			19	C	(5)
Net Income Attributable to DT Midstream	$172	$(17)		$5	$160	$146	$38		$(10)	$174

(1)	Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments

Adjustments Key

A	Gain on sale of certain assets in the Utica shale region — recorded in Assets (gains) losses and impairments, net
B	Transaction costs relating to the separation of DT Midstream — recorded in Operating Expenses — Operation and Maintenance
C	Loss on note receivable for an investment in certain assets in the Utica shale region — recorded in Operating Expenses — Assets (gains) losses and impairments, net

DT Midstream, Inc.

Diluted Earnings Per Share (2) (non-GAAP)

	Three Months Ended
	June 30, 2022					March 31, 2022
	Reported Earnings	Pre-tax Adjustments		Income Taxes (1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings
	(per share)
Gain on sale		$ (0.17)	A	$0.04			$—	$—
Net Income Attributable to DT Midstream	$0.93	$(0.17)		$0.04	$0.80	$0.84	$—	$—	$0.84

	Six Months Ended
	June 30, 2022					June 30, 2021 (3)
	Reported Earnings	Pre-tax Adjustments		Income Taxes (1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes (1)	Operating Earnings
	(per share)
Gain on sale		$ (0.17)	A	$0.04			$—		$—
Transaction costs		—		—			0.19	B	(0.05)
Loss on note receivable		—		—			0.20	C	(0.05)
Net Income Attributable to DT Midstream	$1.77	$(0.17)		$0.04	$1.64	$1.51	$0.39		$(0.10)	$1.80

(1)	Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments
(2)	Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations
(3)	In anticipation of the separation from DTE Energy, shares issued and outstanding as of June 30, 2021 of 96.7 million were treated as issued and outstanding for calculated historical earnings per share

Adjustments Key

A	Gain on sale of certain assets in the Utica shale region — recorded in Assets (gains) losses and impairments, net
B	Transaction costs relating to the separation of DT Midstream — recorded in Operating Expenses — Operation and Maintenance
C	Loss on note receivable for an investment in certain assets in the Utica shale region — recorded in Operating Expenses — Assets (gains) losses and impairments, net

DT Midstream, Inc.

Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA (non-GAAP)

	Three Months Ended		Six Months Ended
	June 30, 2022	March 31, 2022	June 30, 2022	June 30, 2021
	(millions)
Net Income Attributable to DT Midstream	$91	$81	$172	$146
Plus: Interest expense	33	31	64	50
Plus: Income tax expense	33	25	58	50
Plus: Depreciation and amortization	42	42	84	82
Plus: EBTDA from equity method investees (1)	46	49	95	84
Plus: Adjustments for non-routine items (2)	(4)	—	(4)	38
Less: Interest income	(1)	—	(1)	(4)
Less: Earnings from equity method investees	(35)	(36)	(71)	(60)
Less: Depreciation and amortization attributable to noncontrolling interests	—	(1)	(1)	(2)
Adjusted EBITDA	$205	$191	$396	$384

(1)	Includes share of our equity method investees’ earnings before taxes, depreciation and amortization, which we refer to as “EBTDA.” A reconciliation of earnings from equity method investees to EBTDA from equity method investees follows:

	Three Months Ended		Six Months Ended
	June 30, 2022	March 31, 2022	June 30, 2022	June 30, 2021
	(millions)
Earnings from equity methods investees	$35	$36	$71	$60
Plus: Depreciation and amortization attributable to equity method investees	11	13	24	24
EBTDA from equity method investees	$46	$49	$95	$84

(2)	Adjusted EBITDA calculation excludes certain items we consider non-routine. For the three and six months ended June 30, 2022, adjustments for non-routine items included a $17 million gain on sale of certain assets in the Utica shale region, partially offset by a $13 million loss on financing activities. For the six months ended June 30, 2021, adjustments for non-routine items included a $19 million loss on notes receivable and $19 million of separation related transaction costs.

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